                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              UNICOMP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  UNICOMP INC.

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 25, 1998

To the Stockholders of UniComp, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of UniComp, Inc. (the "Company") will be held at the offices of the Company at 1850 Parkway Place, Suite 925, Marietta, Georgia 30067, on August 25, 1998, at 3:00 P.M., Eastern Standard Time, for the following purposes:

         1. To elect the Directors of the Company to hold office for a term of one year or until their successors are duly elected and qualified; and

         2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on June 25, 1998 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Only holders of the Company's Common Stock at the close of business on the record date will be entitled to vote at the Meeting.

         Please sign, date, and return your Proxy in the enclosed envelope so that your shares may be voted at the Meeting. If the shares are held in more than one name, all holders of record must sign. If you plan to attend the Meeting, please notify me so that identification can be prepared for you. Thank you for your interest and consideration.

                                        By Order of the Board of Directors,

                                        Mary Ann Culpepper,
                                        Corporate Secretary

STOCKHOLDERS ARE URGED TO COMPLETE AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED WHEN MAILED IN THE UNITED STATES. YOUR ATTENDANCE AT THE MEETING IS URGED. WETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND EXECUTE THE ENCLOSED PROXY. SUCH ACTION WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU CHOOSE TO ATTEND THE MEETING.

*  Approximate date of mailing to Stockholders:  July 7, 1998

                                  UNICOMP, INC.

                               1850 Parkway Place
                                    Suite 925
                             Marietta, Georgia 30067

                                 PROXY STATEMENT
                           ---------------------------
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On August 25, 1998
                           ---------------------------

This Proxy Statement is furnished to the holders of the $.01 par value common stock (the "Stockholders" and "Common Stock", respectively) of UniComp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at its Annual Meeting of Stockholders to be held on August 25, 1998 (the "Meeting") or any adjournment thereof. The Meeting will be held at the offices of the Company at 1850 Parkway Place, Suite 925, Marietta, Georgia 30067, at 3:00 P.M, Eastern Standard Time. It is anticipated that this Proxy Statement will be mailed to Stockholders beginning on or about July 7, 1998.

                                VOTING OF PROXIES

Proxies shall be voted in accordance with the directions of the Stockholders. Unless otherwise directed, proxies will be voted FOR the persons named below as management's nominees for Directors of the Company. The Board of Directors knows of no other matter or motion to be presented at the Meeting. If, however, any other matter or motion should properly be presented at the Meeting upon which a vote may be taken, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment, including any matter or motion dealing with the conduct of the Meeting.

Any Shareholder giving a Proxy to the Company may revoke it at any time before it is exercised by: (1) delivering written notice of revocation to Mary Ann Culpepper, Corporate Secretary, UniComp, Inc., 1850 Parkway Place, Suite 925, Marietta, Georgia, 30067; (2) executing and delivering a duly executed Proxy bearing a later date; or (3) appearing at the Meeting and voting in person.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. Employees of the Company may solicit proxies by further mailing, telephone, telegraph, facsimile machine or personal conversation. No special compensation will be paid to such persons for these tasks.

The Company may reimburse brokerage firms, other custodians, nominees, fiduciaries and others for their out-of-pocket expenses in forwarding solicitation material to the beneficial owners of the stock entitled to be voted at the Meeting.

                                  REQUIRED VOTE

Only holders of record of shares of the Company's Common Stock as of the close of business on June 25, 1998 (the "Record Date") will be entitled to notice of and to vote at the Meeting. At such date, there were 7,929,086 shares of the Company's Common Stock outstanding, each of which entitles the holder thereof to one vote on all matters which may come before the Meeting.

The Company's By-Laws provide that voting by the holders of a majority of the issued and outstanding shares of the Company entitled to vote, represented in person or by Proxy, constitutes a quorum at any Stockholders' meeting. The affirmative vote of a majority of a quorum of Stockholders is required for approval of all items being submitted to the Stockholders for their consideration, except for the election of Directors, which is determined by a simple plurality of votes cast. Each Stockholder is entitled to one vote for each share held on the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. Abstentions will be included in tabulations of the votes cast for purposes of determining whether a proposal has been approved. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Corporate Secretary of the Company, by delivering a later Proxy, or by voting in person at the meeting. Present management, which beneficially holds 19.3% of the aggregate of the Common Stock, has indicated its intention to vote FOR all Directors and proposals.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth, as of June 25, 1998, certain information regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) the Company's Chief Executive Officer; (iii) each Director and Executive Officer of the Company; and (iv) all Directors and Executive Officers of the Company as a group. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares shown. Pursuant to the rules of the Securities and Exchange Commission (the "Commission"), in calculating percentage ownership, each person is deemed to beneficially own shares that such person is entitled to purchase pursuant to options exercisable within 60 days of this Proxy, but options owned by others (even if exercisable within 60 days) are deemed not to be outstanding shares.


NAME AND ADDRESS OF                             SHARES                  PERCENT
BENEFICIAL OWNER                        BENEFICIALLY OWNED (1)     BENEFICIALLY OWNED
-------------------                     ----------------------     ------------------
Stephen A. Hafer (2)                          1,351,550                  16.7%
2133 Wood Glenn Lane
Marietta, Georgia 30067

J.  Patrick Henry (3)                           145,500                   1.8%
111 Montgomery Ferry Drive
Atlanta, Georgia 30309

L.  Allen Plunk (4)                              33,333                    *
1840 Settindown Drive
Roswell, Georgia 30075

Thomas Zimmerer (5)                              15,700                    *
900 North Benton Avenue
Springfield, Missouri 65802

Nelson J. Millar (6)                             17,200                    *
81 Raven Hill Park
Belfast, Northern Ireland BT60DG

All Directors and Executive Officers
 as a group (5 persons)                        1,563,283                 19.3%

Barry Huffstetler                                461,954                  5.7%
12408 NW 62nd Court
Coral Springs, FL 33076



-------------------

*   Less than 1%

(1) Each individual has sole voting and investment power with respect to these shares, except as noted below.
(2) Includes 269,000 shares held by Arccom Technologies, Inc., of which Mr. Hafer is President and sole shareholder; 400,000 shares held by Arccom Commercial Lending, Inc., of which Mr. Hafer is President and a majority shareholder; 290,000 shares held by the Stephen A. Hafer Living Trust, of which Mr. Hafer is the trustee; 20,000 shares held by the Louis J. Hafer Residuary Trust, of which Mr. Hafer is a trustee; 20,000 shares held by Foutz & Associates, Inc., a company owned by Marta Hafer, Mr. Hafer's spouse; 20,000 shares held by Marta Hafer; and 10,000 shares owned by Shawn Hafer, Mr. Hafer's son. Also includes 112,500 shares subject to options exercisable within 60 days of June 25, 1998.
(3) Includes 12,500 shares subject to options exercisable within 60 days of June 25, 1998.
(4) Includes 33,333 shares subject to options exercisable within 60 days of June 25, 1998.
(5) Includes 10,000 shares subject to options exercisable within 60 days of June 25, 1998.
(6) Includes 15,000 shares subject to options exercisable within 60 days of June 25, 1998.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

GENERAL

At the Meeting, the Stockholders will elect the Directors of the Company. Each Director will hold office until the next Annual Meeting or until his successor is elected and qualified. Cumulative voting is not permitted in the election of Directors. IN THE ABSENCE OF INSTRUCTION TO THE CONTRARY, THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE FOR THE PERSONS NAMED BELOW AS THE NOMINEES FOR DIRECTORS OF THE COMPANY. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the persons named in the Proxy intend to cast votes for the election in his stead of such other person or persons as management of the Company may recommend.

The Board of Directors recommends that the Stockholders vote FOR all of the nominees for election to the Board of Directors listed below.

NOMINEES FOR DIRECTORS

The nominees for election to the Board of Directors of the Company are considered and recommended by the Nominating Committee of the Board of Directors (see "Committees of the Board of Directors"). The Board of Directors considers the recommendations of the Nominating Committee and recommends the nominees to the Stockholders.

The following information is set forth with respect of the nominees for Directors to be elected at the Meeting:

       NAME                                 AGE
       ----                                 ---
       Stephen A. Hafer                      49

       J.  Patrick Henry                     45

       Nelson J. Millar                      61

       Thomas Zimmerer                       57


         STEPHEN A. HAFER. Mr. Hafer has served with the Company since 1990 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, positions he has held since January 1993. Mr. Hafer has been President and Chairman of Arccom Commercial Lending, Inc., an asset-based lending company, since 1994. He has also served as President and Chairman of Arccom Technologies, Inc., an investment holding company, since 1990. Mr. Hafer holds a B.S. in Accounting from Florida State University.

         J. PATRICK HENRY. Mr. Henry has been President of Unibol, Inc., which controls the Company's North and South American UNIBOL operations, since January 1992 and a Director of the Company since 1992. Mr. Henry first joined the Company in March 1991 as Vice President of Sales with seven years of data processing experience as a Marketing Manager at Burroughs Corporation. Mr. Henry holds a B.S. in Industrial Management from Georgia Institute of Technology and an M.B.A. in Finance from Georgia State University.

         NELSON J. MILLAR. Mr. Millar has been a Director of the Company since November 1994. Mr. Millar has been the President and owner of Trafalgar Management Consultants in Belfast, Northern Ireland since 1993. From September 1992 to May 1993, Mr. Millar acted as the Managing Director of the ICS Computing Group Limited, the group of companies that the Company acquired in May 1993. From 1976 to 1993, Mr. Millar was the Managing Director of CMI Limited, the systems integration subsidiary of ICS Computing Group Limited. Mr. Millar holds a Higher National Diploma in Business Studies from Queens University in Belfast, Northern Ireland, and is a member of the British Computer Society and Fellow of the Institute of Directors.

         THOMAS ZIMMERER. Dr. Zimmerer has been a Director of the Company since May 1994. Dr. Zimmerer served as Professor of Management, at East Tennessee State University from 1993 to 1998, and currently serves as Director of the Breech School of Business Administration at Drury College. Dr. Zimmerer co-founded Clemson University's Emerging Technology and Marketing Center and has co-authored eight books and over 90 articles and professional papers. In addition, he has served as a consultant to over 75 United States and foreign corporations. Dr. Zimmerer holds a B.S.B.A. in Management and Economics from the American University in Washington, D.C., an M.S. in Economics from Louisiana State University and a Ph.D. in Management from the University of Arkansas.

COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended February 28, 1998, the Company's Board of Directors met five (5) times. Each incumbent Director was in attendance at each of these meetings. The Company's Board of Directors has established a Compensation Committee, consisting of all members of the Board, and an Audit and Nominating Committee, consisting of Mr. Millar, Dr. Zimmerer and Mr. Hafer.

The Compensation Committee establishes the Company's general compensation policies and specific compensation levels for executive officers. The Compensation Committee also administers the Long-Term Incentive Plan. The Compensation Committee met one (1) time during the fiscal year ended February 28, 1998. Each incumbent member was in attendance at the meetings.

The Audit and Nominating Committee recommends the appointment of the Company's independent auditors and reviews the Company's corporate accounting and reporting practices, internal accounting controls, audit plans and results, investment policies and financial results. The Audit and Nominating Committee also makes recommendations to the Board of Directors concerning candidates for election as Directors. The Audit and Nominating Committee will consider candidates for the Board recommended by Stockholders if such recommendations are delivered to the Company no later than: (a) with respect to an election to be held at an annual meeting of Stockholders, ninety days in advance of such meeting; and (b) with respect to an election to be held at a special meeting of Stockholders for the election of Directors, the close of business on the seventh day following the date on which notice of such meeting is first given. Each such recommendation shall set forth: (a) the name and address of the Shareholder who intends to make the nomination and the person or persons to be nominated; (b) a representation that the Shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by Proxy at the meeting to nominate the person or persons specified in the recommendation; (c) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the Shareholder; (d) such other information regarding each nominee proposed by such Shareholder as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a Director of the Company if so elected. The Audit and Nominating Committee met one (1) time during the fiscal year ended February 28, 1998. Each incumbent member of the Committee was in attendance at the meeting.


                       COMPENSATION PLANS AND ARRANGEMENTS

COMPENSATION OF DIRECTORS

Nonemployee Directors are reimbursed for all out-of-pocket expenses incurred in attending meetings of the Board of Directors and committees thereof. Nonemployee Directors are also eligible to participate in the Company's Director Incentive Plan. Under the Director Incentive Plan, each nonemployee Director will receive an option to purchase up to 10,000 shares of Common Stock upon his or her initial appointment or election to the Board of Directors and an option to purchase 5,000 shares of Common Stock on March 1 of each year. The exercise price of options granted to nonemployee Directors is 100% of the fair market value of the Common Stock on the day before the date of grant. All such options are immediately exercisable on their date of grant. During fiscal year 1998, none of the Directors exercised options under the Director Incentive Plan.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain information regarding compensation of the Company's Chief Executive Officer and other Executive Officers who received total compensation in excess of $100,000 during fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM COMPENSATION
                                                                          --------------------------------
                                           ANNUAL COMPENSATION                   AWARDS
                                     ---------------------------------    ----------------------
                                                            OTHER         RESTRICTED SECURITIES
                                                            ANNUAL        STOCK      UNDERLYING  LTIP      ALL OTHER
                             FISCAL    ANNUAL     ANNUAL    COMPEN-       AWARDS     OPTIONS     PAYOUTS   COMPEN-
NAME AND PRINCIPAL POSITION   YEAR   SALARY ($)  BONUS ($)  SATION ($)      ($)      GRANTED      ($)      SATION ($)
---------------------------  ------- ----------- ---------- ----------    ---------- ----------- --------- ----------
Stephen A. Hafer               1998     151,000          0          0             0           0         0          0
   Chief Executive Officer     1997     110,000          0          0             0           0         0          0
and President                  1996     100,000          0          0             0     150,000         0          0

B. Michael Wilson (1)          1998     113,000          0          0             0           0         0          0
                               1997     100,000          0     12,000             0      50,000         0          0

---------------
(1) Mr. Wilson joined the Company in April, 1996 and for this reason compensation data is not included for fiscal year 1996. Mr. Wilson ceased to be employed by the Company in June 1998.

STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

No options for Common Stock were granted to Executive Officers during the fiscal year ended February 28, 1998.

STOCK OPTION VALUES

The following table sets forth, as of February 28, 1998, certain information regarding options held by the Company's Chief Executive Officer and other Executive Officers.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED
                                                          OPTIONS/SARS               IN-THE-MONEY OPTIONS/SARS AT
                                                         AT FY- END (#)                       FY-END ($)
                                                  -----------------------------    ----------------------------------
                     SHARES        VALUE
                    ACQUIRED ON    REALIZED
NAME                EXERCISE (#)      ($)        EXERCISABLE   UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
----                ------------   ---------     -----------   -------------       -----------      -------------
Stephen A. Hafer             0              0      112,500         37,500              387,000          129,000
J. Patrick Henry        25,000        143,900       12,500         12,500               43,000           43,000
B. Michael Wilson       16,666         53,300            0         33,334                    0           25,000
L. Allen Plunk               0              0       33,333         16,667               25,000           12,500

-------------------
(1) Represents the closing sale price of the Common Stock on February 27, 1998 of $6.75 per share, minus the per share exercise price of the options multiplied by the number of shares issuable upon exercise of the options.

LONG-TERM INCENTIVE PLAN

In 1993, the Company adopted the LTI Plan to assist the Company in securing and retaining key employees and consultants. The LTI Plan authorizes grants of incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), restricted stock, performance shares and dividend equivalents to officers and key employees of the Company and outside consultants to the Company.

The LTI Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee determines the total number and types of awards granted in any year, the number and selection of employees or consultants to receive awards, the number and type of awards granted to each grantee and the other terms and provisions of the awards, subject to the limitations set forth in the LTI Plan. The Company's Chief Executive Officer has similar authority with respect to employees who are not subject to the provisions of Section 16 of the Exchange Act.

401(k) PLAN

The Company operates a defined contribution 401(k) profit-sharing plan and trust (the "401(k) Plan") that is intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). After satisfying the plan eligibility requirements, employees of the Company may enroll in the 401(k) Plan on the first of any month. A participating employee, by electing to defer a portion of his or her compensation, may make pretax contributions to the 401(k) Plan, subject to limitations under the Code, of a percentage (not to exceed 15%) of his or her total compensation. The Company contributes 50% of every dollar the participant contributes up to a total of 2% of the participant's gross compensation. Participant contributions and earnings are 100% vested at all times, while Company-matching contributions vest in 20% increments over a five-year period, beginning one year after the employee satisfies the plan eligibility requirements. Participants may alter their contribution amounts at any time. Employees are responsible for directing the investments of all assets in their individual account. Contributions may be withdrawn, with possible penalties for certain early withdrawals, only after
(i) the employee reaches age 59 1/2, (ii) the employee's retirement with the Company, (iii) the employee's death or disability, (iv) the termination of the employee's employment with the Company, or (v) the termination of the 401(k) Plan. The Company pays all expenses associated with the 401(k) Plan.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) during the most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company is not aware of any Director, Officer, or beneficial owner of more than 10% of any class of equity securities of the Company that failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) during the most recent fiscal year or prior fiscal years.

                          COMPENSATION COMMITTEE REPORT

The following report shall not be deemed incorporated by reference into any filing under the Securities Act of 1993 ("1933 Act") or under the Securities Exchange Act of 1934 ("1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the 1933 Act or the 1934 Act.

The Compensation Committee is composed of all members of the Board of Directors.

UniComp, Inc. operates in a highly competitive business and competes internationally for personnel at the executive and technical staff level. Outstanding candidates are aggressively recruited, often at premium salaries. Highly qualified employees are essential to the success of the Company. The Company is committed to providing competitive compensation that helps attract, retain, and motivate the highly skilled people it requires. The Committee strongly believes that a considerable portion of the compensation for the Chief Executive Officer and other top executives must be tied to the achievement of business objectives and to business unit and overall company performance, both current and long-term.

The salary of the Chief Executive Officer is established solely by the Compensation Committee, while the salary of other executive officers is established by the Chief Executive Officer and the Compensation Committee. In establishing salaries for executive officers, the Compensation Committee and Chief Executive Officer consider relative Company performance, the individual's past performance and future potential, and compensation for persons holding similarly responsible positions at other companies in the software distribution and development industries. All these factors are considered in establishing salaries, however, their relative importance varies depending upon the individual's responsibilities.


                                        Respectfully submitted,

                                        COMPENSATION COMMITTEE:

                                        Stephen A. Hafer
                                        John Patrick Henry
                                        Nelson J. Millar
                                        Dr. Thomas W. Zimmerer

                               PERFORMANCE GRAPH(1)


The following graph shows a comparison of cumulative total returns for UniComp, Inc., the NASDAQ Stock Market U.S. Index ("NASDAQ - US") and the NASDAQ Computer & Data Processing Index ("NASDAQ Comp & DP") during the five year period ending February, 1998. The comparison assumes $100 was invested on the last trading day of February, 1993 in the Company's Common Stock and in each of the indices and assumes the reinvestment of all dividends, if any. The performance shown in the graph is not necessarily indicative of future performance.



                  FEB. 1993    FEB. 1994   FEB. 1995   FEB. 1996    FEB. 1997   FEB. 1998
                  ---------    ---------   ---------   ---------    ---------   ---------
UNICOMP, INC.           100          102          84         199          159         162
NASDAQ-US               100          118         120         167          199         273
NASDAQ-COMP & DP        100          113         136         207          244         364



---------------
   (1) Note: This Section of the Proxy Statement shall not be deemed to be incorporated by reference into any filing by the Company with the SEC under the 1933 Act or the 1934 Act, notwithstanding any such incorporation by reference of any other portions of this Proxy Statement.

                              CERTAIN TRANSACTIONS

Certain officers have borrowed funds from the Company totaling $0.4 million principally in the form of unsecured 10% notes which mature February 28, 2002.

                              SHAREHOLDER PROPOSALS

For a Shareholder proposal to be presented at the next annual meeting, it must be received by the Company no later than March 31, 1999, in order to be included in the Proxy Statement and Proxy for the 1999 annual meeting. Any such proposals should be sent to Mary Ann Culpepper, Corporate Secretary, UniComp, Inc., 1850 Parkway Place, Suite 925, Marietta, Georgia, 30067.

                                  OTHER MATTERS

INDEPENDENT AUDITORS

Effective February 23, 1998, the Company replaced its independent auditors, Coopers & Lybrand L.L.P. ("Coopers & Lybrand") with Arthur Andersen L.L.P. ("Arthur Andersen"). Coopers & Lybrand's report on the Company's financial statements during the two most recent fiscal years preceding the date hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Company's Audit Committee.

During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Company and Coopers & Lybrand on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company within the last two fiscal years and the subsequent interim period to the date hereof.

Effective February 23, 1998, the Company engaged Arthur Andersen as its independent auditors for the fiscal year ended February 28, 1998. During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult Arthur Andersen regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company's Board of Directors has again selected Arthur Andersen LLP to serve as the Company's independent auditor for the fiscal year ending February 28, 1999. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interest of the Company and its Stockholders.

Neither Arthur Andersen LLP, nor any of its members has any financial interest, direct or indirect, in the Company, nor has Arthur Andersen LLP, nor any of its members been connected with the Company as promoter, underwriter, voting trustee, director, officer, or employee. Representatives from Arthur Andersen LLP have been invited to attend the Meeting.

OTHER MATTERS BEFORE THE MEETING

Management knows of no other matters which are likely to be brought before the Meeting. If any other business requiring a vote of the Stockholders should properly come before the Meeting, the proxies will be voted by the persons named herein in accordance with their judgment on such matters.


                           ANNUAL REPORTS ON FORM 10-K

The Annual Report on Form 10-K for the fiscal year ended February 28, 1998 has been enclosed with this Proxy Statement. Unless specifically indicated in this Proxy Statement, the Annual Report is not incorporated in the Proxy Statement and is not considered as part of the soliciting material.

                                             UniComp, Inc.

                                             Mary Ann Culpepper
                                             Corporate Secretary

                                UNICOMP, INC. PROXY

                         FOR USE BY HOLDERS OF COMMON STOCK

                                   UniComp, Inc.
                                 1850 Parkway Place
                                     Suite 925
                                 Marietta, GA 30067

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE UNDERSIGNED HEREBY APPOINTS STEPHEN A. HAFER AS PROXY WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES HIM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF COMMON STOCK OF UNICOMP, INC. HELD OF RECORD BY THE UNDERSIGNED ON JUNE 25, 1998, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 25, 1998 OR ANY ADJOURNMENT THEREOF.

     1. PROPOSAL TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS. The security holder may withhold authority to vote for any nominee by lining through or otherwise striking through the name of said nominee.

          ( ) FOR all nominees listed below (except as marked to the contrary below):

          (  )  WITHOUT AUTHORITY to vote for all nominees listed below:

   STEPHEN A. HAFER    J. PATRICK HENRY    NELSON MILLAR    THOMAS W. ZIMMERER


     1. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERELY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL PROPOSALS.

Please sign exactly as the name appears on the stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
       -------------------------------------------------
Signed:
       -------------------------------------------------
Signed (joint tenant):
                      ----------------------------------
No. of Shares:
              ------------------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                            USING THE ENCLOSED ENVELOPE